UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under § 240.14a-12

Builders FirstSource, Inc.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Builders firstsource NAME & ADDRESS HERE Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held virtually on May 14, 2026 at 9:00 a.m. Central Time. This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting The Notice, Proxy Statement, and Annual Report are available at https://web.viewproxy.com/BLDR/2026 If you want to receive a paper or email copy of these documents, you must request one by following the instructions on the reverse side of this Notice on or before May 4, 2026 to facilitate timely delivery. There is no charge to you for requesting a copy. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials are outlined in this Notice. You must use the 11-digit Control Number located in the box to vote via Internet, or to request proxy materials. CONTROL NUMBER STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. To the Stockholders of BUILDERS FIRSTSOURCE, INC.: The 2026 Annual Meeting of Stockholders of BUILDERS FIRSTSOURCE, INC. will be held on May 14, 2026 at 9:00 a.m. Central Time. Notice is hereby given that the Annual Meeting of Stockholders of BUILDERS FIRSTSOURCE, INC. will be held on May 14, 2026 at 9:00 a.m. Central Time at the Company Offices, 6031 Connection Drive, Irving, TX 75039 for the following purposes: The Board recommends a vote “FOR” all the nominees listed in Proposal No. 1 and “FOR” Proposal Nos. 2, 3, 4 and 5. 1. To elect six members of the Board of Directors; 1.01. Paul S. Levy 1.02. Cheryl Ainoa 1.03. Cory J. Boydston 1.04. James O’Leary 1.05. Maria Renz 1.06. Craig Steinke 2. An advisory vote on the compensation of the named executive officers. 3. The ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm. 4. The approval of the Builders FirstSource, Inc. 2026 Equity Incentive Plan. 5. The approval of the Builders FirstSource, Inc. Employee Stock Purchase Plan. NOTE: To conduct any other business properly brought before the Annual Meeting or any adjournment, postponement, or rescheduling thereof.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Materials for this Annual Meeting and future meetings may be requested by one of the following methods: Internet Go to https://web.viewproxy.com/BLDR/2026. Have the 11-digit Control Number available when you access the website and follow the instructions. Telephone Call 1-877-777-2857 Toll Free E-Mail By e-mail at: requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit Control Number in the subject line. No other requests, instructions, or other inquiries should be included within this email request. CONTROL NUMBER VOTING METHODS Via Internet prior to the Annual Meeting: Go to www.FCRvote.com/BLDR. Have your 11-digit Control Number available and follow the prompts. • Your electronic vote prior to the Annual Meeting authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned a proxy card. Via Telephone: Call 1-866-402-3905 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.